                                                                   Exhibit 10.35

                                                                  EXECUTION COPY


                               CAPACITY AGREEMENT

                                     BETWEEN

                         GLOBAL CROSSING BANDWIDTH, INC.

                                       AND

                         JATO COMMUNICATIONS CORPORATION







                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

                                TABLE OF CONTENTS


SECTION
-------
         Definitions
1.       Services; Circuit Term; Circuit Availability Date
2.       Term of the Agreement
3.       Billing and Payment; Minimum Commitments
4.       Billing Disputes
5.       Termination Rights
6.       Warranties and Limitation Of Liability
7.       Indemnification
8.       Representation
9.       Force Majeure
10.      Waivers
11.      Assignment
12.      Confidentiality
13.      Integration
14.      Governing Law
15.      Notices
16.      Compliance with Laws
17.      Survival of Provisions
18.      Unenforceable Provisions
19.      Cumulative Rights and Remedies
20.      Amendments
21.      Non-Solicitation
22.      Authority
23.      Tariffs

EXHIBITS

Exhibit A     Private Line Rates and Charges
Exhibit B     National Fiber Network POP Location (By Site)
Exhibit C     CarrierConnect-SM- Dedicated Internet Access Services
Exhibit D     CarrierConnect-SM- IP Plus Options and Associated Charges

Schedule I           Ramp Revenue Schedule

Attachment A          Service Order #1


                                        2
                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

                               CAPACITY AGREEMENT

This Capacity Agreement ("AGREEMENT") is entered into between the provider of service, Global Crossing Bandwidth, Inc. on behalf of itself and its Affiliates (as such term is defined herein) that may provide a portion of the services hereunder ("GLOBAL CROSSING"), a California corporation located at 90 Castilian Drive, Goleta, CA 93117 and Jato Communications Corporation ("Jato" or "PURCHASER"), a Delaware corporation with its principal place of business located at 1099 18th Street, Suite 2200 Denver, Colorado 80202 (hereinafter, Global Crossing and Jato may be referred to in the aggregate as "PARTIES", and each singularly as a "PARTY".) Upon full execution, this Agreement supercedes any and all existing Agreements/Addenda between the parties.

                                     PURPOSE

Jato is an Internet Service Provider (ISP) that desires to purchase dedicated circuit capacity from Global Crossing for use in providing Internet access and related services to its customers. For valuable consideration, receipt of which is hereby acknowledged, the Parties hereto agree as follows.

     DEFINITIONS (not otherwise defined in the body of this Agreement or an attachment).

     A. "AFFILIATE" means any entity directly or indirectly controlling, controlled by or under common control with a Party.

     B. "BILLING CYCLE" is the Global Crossing billing cycle to which Jato's account hereunder is assigned by Global Crossing (a full billing cycle approximates 30 days).

     C. "BUSINESS DAY" is Monday through Friday, 8:00 am to 5:00 PM EST, excluding nationally recognized holidays. Unless otherwise stated, "DAYS" refers to calendar days.

     D. "DELINQUENT" (whether capitalized or not) means any invoiced amounts not properly disputed under Section 4 of this Agreement and remaining unpaid the due date of the invoice.

1.   SERVICES; CIRCUIT TERM; CIRCUIT AVAILABILITY DATE:

     1.1 Global Crossing shall, in accordance with the terms of this Agreement, provide Jato with DS-1, DS-3, OC-3 and OC-12 circuit capacity for point-to-point private line services and for dedicated Internet access services as the same may be ordered by Jato and the order accepted by Global Crossing hereunder from time to time. It is understood the parties may negotiate for future services that are not currently defined in this Agreement. All such circuit capacity is collectively referred to as the "SERVICES".

     1.2 Unless one Party provides the other with at least 90 days prior written notice of its intent not to renew a circuit after the circuit's minimum commitment period expires, then, unless the Parties agree otherwise in writing, a circuit shall automatically renew on a month-to-month basis at Global Crossing's then-current rates and charges for that circuit type.


                                        3
                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

     1.3 Upon receipt of a complete and accurate service order for a circuit, Global Crossing shall notify Jato of its target date for the delivery of each circuit (the "ESTIMATED AVAILABILITY DATE"). Any Estimated Availability Date given by Global Crossing to Jato shall be subject to Global Crossing's then-current standard and expedited interval guidelines. Global Crossing shall use reasonable efforts to install each circuit on or before the Estimated Availability Date, but the inability of Global Crossing to deliver a circuit by such date, or within the interval guidelines, shall not be deemed a breach of this Agreement by Global Crossing. If Global Crossing fails to make any circuit available within 90 days after Global Crossing's confirmed delivery date of the service ordered, Jato's sole remedy shall be to cancel the service order which pertains to such circuit upon ten days prior written notice to Global Crossing. Notwithstanding the foregoing, Jato shall also have a remedy wherein any circuit confirmed by Global Crossing and subsequently not supplied due to Global Crossing' s inability to deliver will count toward a reduction in the Quarterly Minimum Charge (defined at Section 3.7). The reduction in the Quarterly Minimum Charge shall be calculated by the specific monthly value of the specific circuits that Global Crossing is unable to provide under the above terms and conditions, multiplied by a maximum of six months. Such reduction shall be accounted for in month 72 of the term hereof.

     1.4 At each end of the city pairs on which Jato orders circuits, as well as within the Global Crossing IP POP to which Jato orders circuits, Global Crossing shall provide appropriate equipment in its SONET/IP POP locations necessary to connect the circuits to Jato's Interconnection Facilities. If Jato desires to install its own equipment in one or more SONET/IP POP, and Global Crossing , in its sole discretion, agrees to such installation, the Parties shall execute a collocation agreement acceptable to both Parties. Jato agrees that its Interconnection Facilities shall connect to the circuits provided by Global Crossing hereunder at the network interface points located in the Global Crossing SONET/IP POPs. As used herein, the term "INTERCONNECTION FACILITIES" shall mean transmission capacity provided by Jato or its third party supplier to extend the circuits provided by Global Crossing from a SONET/IP POP to any other location (e.g., a local access telephone service provided by a local telephone company).

     1.5 For DS-3 and lesser capacity circuits, Global Crossing shall use reasonable efforts to order Interconnection Facilities on behalf of Jato from Jato's designated supplier at a cost agreed to by Jato in writing, provided that Jato furnishes Global Crossing with an acceptable letter of agency. Jato shall be billed directly by the supplier of such Interconnection Facilities, and shall defend and indemnify Global Crossing from any loss or liability incurred by Global Crossing as a result of Global Crossing's ordering Interconnection Facilities from any third party on Jato's behalf. Jato may, at its election, but subject to Global Crossing's prior written approval, order its own Interconnection Facilities. If any party other than Global Crossing provides Interconnection Facilities, then unavailability, incompatibility, delay in installation, or other impairment of Interconnection Facilities shall not excuse Jato's obligation to pay Global Crossing all rates or charges applicable to the circuits, whether or not such circuits are useable by Jato unless such unavailability, incompatibility, delay in installation, or other impairment of Interconnection Facilities is caused by Global Crossing. When such circuit becomes available, billing will recommence concurrent with activation. Global Crossing will not order Interconnection Facilities on behalf of Jato for OC-N circuits.


                                        4
                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

2.   TERM OF THE AGREEMENT:

     This Agreement is binding on the Parties upon the date of execution by Global Crossing ("EFFECTIVE DATE") and, subject to the early termination provisions of this Agreement, shall continue in effect for a period of seventy-two (72) months ("INITIAL TERM"). If a circuit remains installed beyond the Initial Term of this Agreement, then this Agreement shall remain in effect as long as a circuit is installed hereunder.

3.   BILLING AND PAYMENT; MINIMUM COMMITMENTS:

     3.1 Subject to all the terms and conditions of this Agreement, Jato shall pay Global Crossing for the Services at the rates and charges set out in the Exhibits or as the Parties may otherwise agree in writing. Jato will be responsible for applicable taxes and governmental assessments with respect to its use of the Services. If Jato is required to provide security hereunder, then Global Crossing is not obligated to accept orders, or provide or continue to provide any Services or circuits, until the required security is received by Global Crossing. If Jato is an existing customer of Global Crossing, the rates and charges set forth herein shall be effective with Jato's first full Billing Cycle following the later of the Effective Date of this Agreement or the date Global Crossing receives any security required hereunder. Billing for a circuit shall commence upon the earlier to occur of (i) 30 days following the date Global Crossing notifies Jato, in writing or via electronic transmission, that the ordered circuit capacity is available from Global Crossing (regardless of whether or not Jato's Interconnection Facilities are installed and operational), or (ii) the date the ordered circuit capacity is first utilized by Jato (the "SERVICE DATE").

     3.2 Jato shall provide Global Crossing with a letter of credit in the amount of $[* * *] as security with respect to its performance under this Agreement, which letter of credit shall be provided to the Controller of Global Crossing within thirty (30) business days after the execution of this Agreement. Assuming timely performance of its obligations under this Agreement, the letter of credit shall no longer be required of Jato [* * *] after the later of: (a) the execution of this Agreement, and (b) the completion of an initial public offering by Jato.

     3.3 Jato's initial credit limit hereunder shall be $[* * *]. As long as Jato remains in good standing in meeting the payment schedule outlined in Schedule I, Jato's credit limit will increase to [* * *]. In the event that Jato's consumption accelerates beyond this schedule, Jato and Global Crossing agree to negotiate in good faith any additional credit requirements. In addition, if Jato is delinquent in payment of an invoice and Global Crossing does not have security from Jato in an amount equal to Jato's highest invoice over the prior six month period (or such lesser period if this Agreement has not been in effect for six months), Global Crossing may require security, to be mutually agreed upon by the parties, to be negotiated in good faith, from Jato in such amount. Any such security shall be provided by Jato to Global Crossing within ten Business Days from its receipt of Global Crossing's written request for security.


                                        5
                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

     3.4 Monthly recurring charges ("MRC") shall be invoiced by Global Crossing on a monthly basis in advance and non-recurring charges shall be invoiced in arrears. If the Service Date for any circuit falls on other than the first day of any Billing Cycle, the initial charge to Jato shall consist of: (i) the pro-rata portion of the applicable monthly charge covering the period from the Service Date to the first day of the subsequent Billing Cycle, and (ii) the monthly charge for the following Billing Cycle. Payment terms are net 30 days from the invoice date. Any invoice not paid by its due date shall bear late payment fees at the rate of 1-1/2% per month (or such lower amount as maybe required by law) until paid.

     3.5 The pricing and terms in Exhibit A applies to the Private Line Services provided between the "on-net" nodes set out in the Global Crossing SONET POP List attached hereto as Exhibit B. The pricing and terms in Exhibits C and D apply to the Dedicated Internet Access Services and other services stated on such Exhibits, as provided between the [* * *] set out in the Global Crossing IP POP List set out in Exhibit C. If Global Crossing's cost in providing the Services is increased due to circumstances beyond its reasonable control, or Global Crossing elects to pass through any governmental or regulatory assessments related to its provision of the Services, then Global Crossing may revise the rates and charges in this Agreement and any attached Exhibits upon 30 days written notice to Jato. Jato may cancel, without further liability (other than to pay for the circuit through the date of cancellation), any circuits subject to a rate/charge increase (other than increases resulting from governmental or regulatory assessments) upon written notice to Global Crossing given no later than [* * *] after Jato's receipt of the increase notice. Global Crossing agrees to a review of pricing every [* * *] for the Services. If the pricing in this Agreement is found to be [* * *] than Global Crossing's then current standard pricing for Services of the same type, size, network configuration and technical characteristics, [* * *].

     3.6 Subject to all of the terms and conditions of this Agreement, Jato agrees to pay a quarterly minimum charge (the "QUARTERLY MINIMUM CHARGE") as provided in the Ramp Revenue Schedule identified as
          Schedule I. While Schedule I includes monthly amounts, the Parties have agreed on a quarterly minimum structure.

          The Quarterly Minimum Charge is intended to be met through the use of any services offered by Global Crossing. Global Crossing may not currently offer some services that are of interest to Jato; [* * *]. In addition, provided that Global Crossing procures such services for Jato, [* * *] provided to Jato from Global Crossing or a Global Crossing Affiliate [* * *]. However, Global Crossing may require, as mutually agreed upon by the parties, that a minimum of the Quarterly Minimum Charge be met [* * *] provided by Global Crossing, rather than its Affiliate, which minimum charge would include, among other things, Global Crossing [* * *].

          If Jato's net charges (after any available discounts hereunder) for the Services during a quarterly period are less than the Quarterly Minimum Charge, Jato shall pay the shortfall. Governmental assessments and surcharges, non-recurring charges, operator assistance charges and local loop and third party and regulatory pass-through charges are not included when calculating Quarterly Minimum Charge. If this Agreement is terminated prior to the time the Quarterly Minimum Charge becomes effective (other than termination by Jato for an uncured breach by Global Crossing), Jato shall be liable for the amount described in
          Section 5.5 hereof.

     3.7 If a circuit is canceled prior to expiration of its minimum term commitment, except if canceled by Jato under Section 3.5 hereof, or this Agreement is terminated for Global Crossing's uncured breach, Jato shall be liable for, and shall pay to Global Crossing upon demand, an early termination fee in an amount equal to the applicable monthly per circuit minimum charge times the number of months remaining on the unexpired term commitment (whether the initial or a renewal term) for the circuit.


                                        6
                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

     3.8 Jato agrees that any minimum charge shortfall and any early termination fees for which it may be liable under this Agreement are based on agreed upon minimum commitments on its part and corresponding rate concessions on Global Crossing's part, and are not penalties or consequential or other damages under Section 6. 4 hereof.

4. BILLING DISPUTES: Jato shall have the affirmative obligation of providing written notice of any dispute with an invoice within 90 days after receipt of the invoice by Jato (which notice shall include sufficient detail for Global Crossing to investigate the dispute). Jato may withhold payment only on amounts so disputed within 30 Business Days after Jato's receipt of the invoice. Jato may not withhold payment of amounts disputed after such 30 Business Day period. If Jato does not report a dispute with respect to an invoice within the 90 day period, Jato is deemed to have waived its dispute rights for that invoice and to have agreed to pay the same. Provided Jato has provided sufficient detail for investigation of the dispute, Global Crossing will use reasonable efforts to resolve and communicate its resolution of the dispute within 30 Business Days of its receipt of the dispute notice. If the dispute is resolved in Global Crossing's favor any amounts to be paid by Jato shall be subject to the late payment charges under Section 3.4 hereof retroactive to the due date of the disputed invoice. Notwithstanding anything herein to the contrary, Jato shall not withhold any disputed amounts while its Global Crossing account is delinquent.

5.   TERMINATION RIGHTS:

     5.1 Either Party may terminate this Agreement upon the other Party's insolvency, dissolution or cessation of business operations.

     5.2 Global Crossing may, upon written notice, immediately terminate this Agreement for (i) Jato's failure to pay any delinquent invoice within ten days after receipt of written notice from Global Crossing as to the delinquency, or (ii) to pay any security or additional security within the time-frame required under Section 3.3.

     5.3 In the event of a breach of any material term or condition of this Agreement by a Party (other than a failure to pay or provide security which is covered under Section 5.2 hereof), the other Party may terminate this Agreement upon 30 days written notice, unless the breaching Party cures the breach during the 30 day period. A breach that cannot be reasonably cured within a 30 day period may be addressed by a written waiver of this paragraph signed by the Parties.

     5.4 If this Agreement is terminated prior to expiration of a circuit's term commitment, except if terminated by Jato under Section 5.3 hereof, then Jato shall pay to Global Crossing upon demand an early termination fee in an amount equal to the aggregate sum of each existing circuit's monthly minimum commitment, times the number of months remaining on each circuit's minimum commitment period, based on the payment schedule outlined in Schedule I.

     5.5 If this Agreement is terminated prior to expiration of the initial term,, except if terminated by Jato under Section 5.3 hereof, then Jato shall pay to Global Crossing an amount equal to the sum of the remaining Quarterly Minimum Charges for the remaining portion of the unexpired term of this Agreement, based on the payment schedule outlined in Schedule I. Nothing in sections 3.7, 5.4 or 5.5 is intended to require that Jato make a duplicate payment to Global Crossing for the same item on termination of this Agreement, during the Initial Term or any renewal Term, or to pay an amount higher than the highest amount calculated under any of these three individual Sections, based on the then-existing remaining circuit commitments or remaining Quarterly Minimum Charges.

          (Remainder of page blank.)


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                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

6.   WARRANTIES AND LIMITATION OF LIABILITY:

     6.1 The Services shall be provided by Global Crossing in accordance with the Service Level Parameters in this Agreement, as well as with the applicable technical standards established for dedicated circuit capacity by the telecommunications industry for a digital fiber optic network. Further, Global Crossing warrants that Jato's use of the Services will not infringe any third party's intellectual property rights. The foregoing intellectual property warranty shall not apply, and Global Crossing shall have no liability hereunder, to the extent that any infringement or claim thereof is based upon use of the Services in combination with equipment, software or services not provided by Global Crossing where the use of the Services alone would not be infringing. EXCEPT AS PROVIDED HEREIN, GLOBAL CROSSING MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO TRANSMISSION, EQUIPMENT OR SERVICE PROVIDED HEREUNDER, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR FUNCTION.

     6.2 The following Service Level Parameters (SLP) apply only to DS-1, DS-3 and OC-3 circuits with term commitments of at least one year used for the Dedicated Internet Access Services. The SLP cover (i) the [* * *] in the Global Crossing [* * *] which connects directly to [* * *] circuit, (ii) the Global Crossing [* * *] the Global Crossing [* * *], and (iii) [* * *] within Global Crossing's control which provide [* * *] and other functions which enable Jato to logically interact with the network. The SLP specifically exclude (a) the [* * *] between [* * *] and the Global Crossing
          [* * *], (b) [* * *] equipment either owned by Jato or provided through Global Crossing, (c) [* * *], and (d) other Internet service provider networks.

          A. Network Availability of [* * *] measured on a monthly basis for Global Crossing's IP access ports and backbone network in the contiguous United States.

          B. Average monthly round-trip transmission latency of no more than 85 milliseconds within Global Crossing's backbone in the contiguous United States.

          C. Global Crossing's network is monitored on a 24 hours, 7 days per week basis. Global Crossing shall use commercially reasonable efforts to provide Jato with two day's prior notice of all planned outages or scheduled maintenance which may cause significant Service degradation, and shall seek to perform maintenance during periods of low usage generally.

     6.3 Except as provided in Section 7 below the entire liability of Global Crossing for all claims of whatever nature arising out of its failure to provide the Services, and not caused by (i) Jato or third parties, or (ii) a scheduled or emergency interruption (hereafter an "Outage"), shall be a credit for service interruptions greater than 120 continuous minutes (hereafter an "OUTAGE"). The amount of the credit is computed in accordance with the following formula (the "OUTAGE CREDIT"):

          [* * *]


                                        8
                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

               A. The Outage Credit shall apply to the charges for [* * *] circuit affected by an Outage; provided, however, that if any portion of the affected circuit remains useable by Jato, the Outage Credit shall not apply to that pro-rata portion of the mileage. The duration of each Outage shall be calculated [* * *] thereof. An Outage shall be deemed to have commenced upon verifiable notification thereof by Jato to Global Crossing, or, when indicated by network control information actually known to Global Crossing network personnel, whichever is earlier. Each Outage shall be deemed to terminate upon restoration of the affected circuit as evidenced by appropriate network tests by Global Crossing. Global Crossing shall give notice to Jato of any scheduled interruption as early as is practicable, and a scheduled outage shall under no circumstance be viewed as an Outage hereunder.

               B. Outage Credits shall not be granted if the malfunction of any end-to-end circuit is due to an Outage or other defect occurring in Jato's Interconnection Facilities.

               C. All Outage Credits shall be credited on the next monthly invoice for the affected circuit after receipt of Jato's written request for credit. The total of all Outage Credits applicable to or accruing in any given month shall not exceed the amount payable by Jato to Global Crossing for that same month for the affected circuit.

               D. The Outage Credit described in this Section shall be the sole and exclusive remedy of Jato in the event of any Outage or other failure in the Services, except [* * *]. In the event of such an Outage, Jato shall be afforded service credits reflecting (and not less than) what Global Crossing provides to other similarly affected carriers (based on the average of the three most recent comparable carrier Outages.
                    .

          6.4 In no event shall either Party be liable to the other Party for incidental and consequential damages, loss of goodwill, anticipated profit, or other claims for indirect damages in any manner related to this Agreement or the Services.

7. INDEMNIFICATION: Except for claims arising out of the gross negligence or willful misconduct of the other Party, each Party shall defend and indemnify the other Party and its directors, officers, employees, representatives and agents from any and all third party claims, taxes, penalties, interest, expenses, damages, third party lawsuits or other liabilities (including without limitation, reasonable attorney fees and court costs) brought against the indemnified Party, relating to or arising out of (i) acts or omissions in the operation of its business, and (ii) its material breach of this Agreement; Notwithstanding the foregoing, absent its gross negligence or willful misconduct, Global Crossing shall not be obligated to indemnify Jato for any third party claims with respect to services provided by Jato which may incorporate any of the Services; provided that the indemnified party (i) provides the indemnifying party prompt notice of the relevant claim, (ii) reasonably cooperates with the defense of such claim at the indemnifying party's expense and (iii) gives the indemnifying party the right to control the defense and settlement of any such claim.

8. REPRESENTATION: The Parties acknowledge and agree that the relationship between them is solely that of independent contractors. Neither Party, nor their respective employees, agents or representatives, has any right, power or authority to act or create any obligation, express or implied, on behalf of the other Party.

9. FORCE MAJEURE: Other than with respect to failure to make payments due hereunder, neither Party shall be liable under this Agreement for delays, failures to perform, damages, losses or destruction, or malfunction of any equipment, or any consequence thereof, beyond a party's reasonable control or caused or occasioned by, or due to fire, earthquake, flood, water, the elements, labor disputes or shortages, utility curtailments, power failures, explosions, civil disturbances, governmental actions, shortages of equipment


                                        9
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                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2
     or supplies, unavailability of transportation, acts or omissions of third parties, or any other cause beyond its reasonable control.

10. WAIVERS: Failure of either Party to enforce or insist upon compliance with the provisions of this Agreement shall not be construed as a general waiver or relinquishment of any provision or right under this Agreement.

11. ASSIGNMENT: Neither Party may assign or transfer its rights or obligations under this Agreement without the other Party's written consent, which consent may not be unreasonably withheld, except that either Party may assign this Agreement to its Affiliates or successor in interest without the other Party's consent. Any assignment or transfer without the required consent is void.

12. CONFIDENTIALITY: Each Party agrees that all information furnished to it by the other Party, or to which it has access under this Agreement, shall be deemed the confidential and proprietary information or trade secrets (collectively referred to as "PROPRIETARY INFORMATION") of the Disclosing Party and shall remain the sole and exclusive property of the Disclosing Party (the Party furnishing the Proprietary Information referred to as the "DISCLOSING PARTY" and the other Party referred to as the "RECEIVING PARTY"). Each Party shall treat the Proprietary Information and the contents of this Agreement in a confidential manner and, except to the extent necessary in connection with the performance of its obligations under this Agreement, neither Party may directly or indirectly use or disclose the Proprietary Information of the Disclosing Party to anyone other than its employees on a need to know basis and who agree to be bound by the terms of this Section, without the written consent of the Disclosing Party. Neither Party will have any obligation with respect to Proprietary Information that: (i) is or becomes generally known to the public by any means other than a breach of the obligations of a receiving Party; (ii) was previously known to the receiving Party or rightly received by a receiving Party from a third party; or (iii) is independently developed by or for the receiving Party without reference to the disclosing Party's Proprietary Information.

13. INTEGRATION: This Agreement and all Exhibits A-D, Schedule 1 and Attachment A, and other attachments are incorporated herein, and represent the entire agreement between the Parties with respect to the subject matter hereof, and supersede and merge all prior agreements, promises, understandings, statements, representations, warranties, indemnities and inducements to the making of this Agreement relied upon by either Party, whether written or oral.


                                       10
                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

14.  GOVERNING LAW:

     Global Crossing currently maintains regional service and operations centers to support customer accounts in [* * *]. This Agreement will be construed and enforced in accordance with the law of the state where Jato's account is supported, as designated by Global Crossing in this Agreement or as designated in Exhibits or amendments to this Agreement, without regard to that state's choice of law principles. The Parties agree that any action related to this Agreement shall be brought and maintained only: (i) in the Superior court of the State of [* * *] for the County of [* * *], if the designated customer support center is located in [* * *]; (ii) in a Federal or State court of competent jurisdiction located in [* * *] County, [* * *], if the designated customer support center is located in [* * *]; or (iii) in the Federal District Court for the Eastern District of [* * *] or a State court of competent jurisdiction located in [* * *] County, [* * *], if the designated customer support center is located in [* * *]. The Parties each consent to the jurisdiction and venue of such courts and waive any right to object to such jurisdiction and venue.

15. NOTICES: All notices, including but not limited to, demands, requests and other communications required or permitted hereunder (not including Invoices) shall be in writing and shall be deemed given: (i) when delivered in person, (ii) 24 hours after deposit with an overnight delivery service for next day delivery, (ii) the same day when sent by facsimile transmission during normal business hours, receipt confirmed by sender's equipment, or (iii) 72 hours after deposit in the United States mail, postage prepaid, registered or certified mail, return receipt requested, and addressed to the recipient Party at the address set forth below:

     If to Global Crossing:      Global Crossing Bandwidth, Inc.
                                 180 South Clinton Avenue
                                 Rochester, New York 14646
                                 Attn: Senior Vice President North American
                                       Carrier Services
                                 Facsimile #: 716-232-9168

     with a copy to:             Global Crossing Bandwidth, Inc.
                                 180 South Clinton Avenue
                                 Rochester, New York  14646
                                 Attn: Sharon Posadni, Manager National
                                       Contract Admin.
                                 Facsimile #: 716-454-5825

     If to Jato                  Jato Communications
                                 1099 18th Street, Suite 2200
                                 Denver, Colorado  80202
                                 Attn: Jerry Dinsmore, President & CEO
                                 Fax #: 303-226-8380

16. COMPLIANCE WITH LAWS: During the term of this Agreement, the Parties shall comply with all local, state and federal laws and regulations applicable to this Agreement and to their respective businesses. Each Party will obtain and maintain at its own expense any licenses, registrations, permits and approvals needed for it to perform its duties under this Agreement.

17. SURVIVAL OF PROVISIONS: Any obligations of the Parties relating to monies owed, as well as those provisions relating to confidentiality, limitations on liability and indemnification, shall survive termination of this Agreement.


                                       11
                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

18. UNENFORCEABLE PROVISIONS: The illegality or unenforceability of any provision of this Agreement does not affect the legality or enforceability of any other provision or portion. If any provision or portion of this Agreement is deemed illegal or unenforceable for any reason, there shall be deemed to be made such minimum change in such provision or portion as is necessary to make it valid and enforceable as so modified.

19. CUMULATIVE RIGHTS AND REMEDIES: Except as may otherwise be provided herein, the assertion by a Party of any right or the obtaining of any remedy hereunder shall not preclude such Party from asserting or obtaining any other right or remedy, at law or in equity, hereunder.

20. AMENDMENTS: Except as may otherwise be provided herein, any amendments or modifications to this Agreement must be in writing and signed by a Global Crossing Vice President (or higher level officer) and an authorized officer of Jato.

21. AUTHORITY: Each individual executing below on behalf of a Party hereby represents and warrants to the other Party that such individual is duly authorized to so execute, and to deliver, this Agreement. By its signature below, each Party acknowledges and agrees that sufficient allowance has been made for review of this Agreement by respective counsel and that each Party has been advised by its legal counsel as to its legal rights, duties and obligations under this Agreement.

22. TARIFFS: The Services are provided [* * *]. If the Services are or become [* * *] Jato's rights or obligations hereunder.

GLOBAL CROSSING BANDWIDTH, INC.              JATO COMMUNICATIONS

By: /s/ Brian V. Fitzpatrick                 By: /s/ William D. Myers
    -----------------------------------         --------------------------------
    Brian V. Fitzpatrick, President
North American Carrier Services                      William D. Myers
                                                     Chief Financial Officer

Date: 2/23/00                                Date:
     ----------------------------------           ------------------------------
By: /s/ Charles F. Barker
    -----------------------------------
    Charles F. Barker, C.F.O. Carrier Svcs.

Date: 2/23/00
     ----------------------------------


                                       12
                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

                                                                       Exhibit A
                                                                     Page 1 of 1

                              PRIVATE LINE SERVICE

                                RATES AND CHARGES

Pricing for the Private Line Services is based upon the length of the circuit term commitment according to the following rate schedule.


   -------------------------------------------------------------------------------------------------
                                                                                        MINIMUM
                                                                                    MONTHLY CHARGE
   CIRCUIT CAPACITY      [* * *] YEAR      [* * *] YEAR TERM   [* * *] YEAR TERM      PER CIRCUIT
                             TERM
   -------------------------------------------------------------------------------------------------
       [* * *]             [* * *]            [* * *]              [* * *]              [* * *]
   -------------------------------------------------------------------------------------------------
       [* * *]             [* * *]            [* * *]              [* * *]              [* * *]
   -------------------------------------------------------------------------------------------------
   Notes: Pricing is per [* * *] for specific city pairs.


----------------------------------------------------------------------------------------------------------------------------
                                   INSTALLATION    INSTALLATION    INSTALLATION
      NON-RECURRING CHARGES        [* * *] YEAR    [* * *] YEARS  [* * *] YEARS*     REARRANGEMENT**          EXPEDITE
----------------------------------------------------------------------------------------------------------------------------
             [* * *]                  [* * *]         [* * *]         [* * *]           [* * *]               [* * *]
----------------------------------------------------------------------------------------------------------------------------
             [* * *]                  [* * *]         [* * *]         [* * *]           [* * *]               [* * *]
----------------------------------------------------------------------------------------------------------------------------


*Installation charges are [* * *].

**Rearrangement is defined to be any move, change or rearrangement of a circuit. Rearrangement charges are [* * *].

Upon signature of a SONET Service Request (SSR) by Jato, the Parties agree that the SSR constitutes a firm order and should Jato cancel an ordered circuit(s) prior to the Service Date, Jato will pay the applicable cancellation charge below.

---------------------------------------
     CIRCUIT CANCELLATION CHARGES
---------------------------------------
       [* * *]            [* * *]
---------------------------------------
       [* * *]            [* * *]
---------------------------------------
       [* * *]            [* * *]
---------------------------------------
       [* * *]            [* * *]
---------------------------------------
       [* * *]            [* * *]
---------------------------------------



                                      13
                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

                                                                       Exhibit B
                                                                     Page 1 of 3

                  NATIONAL FIBER NETWORK POP LOCATION (by Site)

-------------------------------------------------------------------------------------------------------------------------
                      EXPECTED
       SITE         SERVICE DATE  STATE    LATA                    POP LOCATION                   ZIP CODE     NPA-NXX
-------------------------------------------------------------------------------------------------------------------------
Akron                 [* * *]       OH      325    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Albany                [* * *]       NY      134    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Albuquerque           [* * *]       NM      664    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Altoona               [* * *]       PA      230    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Anaheim               [* * *]       CA      730    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Anaheim               [* * *]       CA      730    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Atlanta               [* * *]       GA      438    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Austin                [* * *]       TX      558    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Baltimore             [* * *]       MD      238    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Baton Rouge           [* * *]       LA      492    [* * *]
-------------------------------------------------------------------------------------------------------------------------
Battle Creek          [* * *]       MI      348    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Billings              [* * *]       MT      650    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Birmingham            [* * *]       AL      476
-------------------------------------------------------------------------------------------------------------------------
Boise                 [* * *]       ID      652
-------------------------------------------------------------------------------------------------------------------------
Boston                [* * *]       MA      128    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Bowling Green         [* * *]       KY      464    [* * *]                                         [* * *]
-------------------------------------------------------------------------------------------------------------------------
Bridgeport            [* * *]       CT      920    [* * *]                                         [* * *]
-------------------------------------------------------------------------------------------------------------------------
Buffalo               [* * *]       NY      140    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Casper                [* * *]       WY      654    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Charlotte             [* * *]       NC      422    [* * *]                                         [* * *]
-------------------------------------------------------------------------------------------------------------------------
Chattanooga           [* * *]       TN      472    [* * *]                                         [* * *]
-------------------------------------------------------------------------------------------------------------------------
Chicago               [* * *]       IL      358    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Chico                 [* * *]       CA      724    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Cincinnati            [* * *]       OH      922    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Cleveland             [* * *]       OH      320    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Colorado Springs      [* * *]       CO      658    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Columbus              [* * *]       OH      324    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Dallas                [* * *]       TX      552    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Dayton                [* * *]       OH      328    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Daytona Beach         [* * *]       FL      456    [* * *]                                         [* * *]
-------------------------------------------------------------------------------------------------------------------------
Denver                [* * *]       CO      656    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Detroit               [* * *]       MI      340    [* * *]
-------------------------------------------------------------------------------------------------------------------------
Des Moines            [* * *]       IA      632    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Eau Claire            [* * *]       WI      352    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
El Paso               [* * *]       TX      540    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Erie                  [* * *]       PA      924    [* * *]
-------------------------------------------------------------------------------------------------------------------------
Eugene                [* * *]       OR      670    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Fort Worth            [* * *]       TX      552    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Fredricksburg         [* * *]       VA      246    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Ft. Lauderdale        [* * *]       FL      460    [* * *]                                         [* * *]
-------------------------------------------------------------------------------------------------------------------------
Ft. Myers             [* * *]       FL      939    [* * *]                                         [* * *]
-------------------------------------------------------------------------------------------------------------------------
Green Bay             [* * *]       WI      350    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Greensboro            [* * *]       NC      424    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Greenville            [* * *]       SC      430    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Harrisburg            [* * *]       PA      226    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Helena                [* * *]       MT      648    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Houston               [* * *]       TX      560    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Houston               [* * *]       TX      560    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Indianapolis          [* * *]       IN      336    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Indianapolis          [* * *]       IN      336    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Jackson               [* * *]       MS      482    [* * *]                                         [* * *]
-------------------------------------------------------------------------------------------------------------------------


                                      14
                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2




                                                                      Exhibit B
                                                                    Page 2 of 3

                  NATIONAL FIBER NETWORK POP LOCATION (by Site)

-------------------------------------------------------------------------------------------------------------------------
                      EXPECTED
       SITE         SERVICE DATE  STATE    LATA                    POP LOCATION                   ZIP CODE     NPA-NXX
-------------------------------------------------------------------------------------------------------------------------
Jacksonville          [* * *]       FL      452    [* * *]
-------------------------------------------------------------------------------------------------------------------------
Kansas City           [* * *]       MO      524    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Las Vegas             [* * *]       NV      721
-------------------------------------------------------------------------------------------------------------------------
Lincoln               [* * *]       NE      958    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Los Angeles           [* * *]       CA      730    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Louisville            [* * *]       KY      462    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Macon                 [* * *]       GA      446    [* * *]                                         [* * *]
-------------------------------------------------------------------------------------------------------------------------
Medford               [* * *]       OR      670    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Melbourne             [* * *]       FL      458    [* * *]                                         [* * *]
-------------------------------------------------------------------------------------------------------------------------
Miami                 [* * *]       FL      460    [* * *]
-------------------------------------------------------------------------------------------------------------------------
Milwaukee             [* * *]       WI      356    [* * *]                                         [* * *]
-------------------------------------------------------------------------------------------------------------------------
Minneapolis           [* * *]       MN      628    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Mobile                [* * *]       AL      480    [* * *]
-------------------------------------------------------------------------------------------------------------------------
Nashville             [* * *]       TN      470    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
New London            [* * *]       CT      920    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
New Orleans           [* * *]       LA      490    [* * *]
-------------------------------------------------------------------------------------------------------------------------
New York City         [* * *]       NY      132    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Newark                [* * *]       NJ      224    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Oakland               [* * *]       CA      722    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Oklahoma City         [* * *]       OK      536    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Omaha                 [* * *]       NE      644    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Orlando               [* * *]       FL      458    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Owatonna              [* * *]       MN      620    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Pensacola             [* * *]       FL      448    [* * *]
-------------------------------------------------------------------------------------------------------------------------
Philadelphia          [* * *]       PA      228    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Phoenix               [* * *]       AZ      666    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Phoenix               [* * *]       AZ      666    [* * *]                                         [* * *]
-------------------------------------------------------------------------------------------------------------------------
Pittsburgh            [* * *]       PA      234    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Portland              [* * *]       OR      672    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Portsmouth            [* * *]       VA      252    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Poughkeepsie          [* * *]       NY      133    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Providence            [* * *]       RI      130    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Raleigh               [* * *]       NC      426    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Redding               [* * *]       CA      724    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Reno                  [* * *]       NV      720    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Richmond              [* * *]       VA      248    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Rochester             [* * *]       NY      974    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Rocky Mt.             [* * *]       NC      951    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Sacramento            [* * *]       CA      726    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Salinas               [* * *]       CA      736    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Salt Lake City        [* * *]       UT      660    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
San Antonio           [* * *]       TX      566    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
San Diego             [* * *]       CA      732    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
San Diego             [* * *]       CA      732    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
San Francisco         [* * *]       CA      722    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
San Jose              [* * *]       CA      722    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
San Luis Obispo       [* * *]       CA      740    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Santa Barbara         [* * *]       CA      740    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Seattle               [* * *]       WA      674    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
South Bend            [* * *]       IN      332    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Southfield            [* * *]       MI      340    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------



                                      15
                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2




                                                                       Exhibit B
                                                                     Page 3 of 3

                  NATIONAL FIBER NETWORK POP LOCATION (by Site)

-------------------------------------------------------------------------------------------------------------------------
                      EXPECTED
       SITE         SERVICE DATE  STATE    LATA                    POP LOCATION                   ZIP CODE     NPA-NXX
-------------------------------------------------------------------------------------------------------------------------
Spokane               [* * *]       WA      676    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Springfield           [* * *]       MA      126    [* * *]
-------------------------------------------------------------------------------------------------------------------------
St. Louis             [* * *]       MO      520    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Stamford              [* * *]       CT      920    [* * *]                                         [* * *]
-------------------------------------------------------------------------------------------------------------------------
Sunnyvale             [* * *]       CA      722    [* * *]                                                     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Syracuse              [* * *]       NY      136    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Tallahassee           [* * *]       FL      953    [* * *]
-------------------------------------------------------------------------------------------------------------------------
Tampa                 [* * *]       FL      952    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Toledo                [* * *]       OH      326    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Topeka                [* * *]       KS      534    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Trenton               [* * *]       NJ      222    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Tucson                [* * *]       AZ      668    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Tulsa                 [* * *]       OK      538    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Washington            [* * *]       DC      236    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Waterford             [* * *]       PA      924    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
West Haven            [* * *]       CT      920    [* * *]
-------------------------------------------------------------------------------------------------------------------------
West Palm Beach       [* * *]       FL      460
-------------------------------------------------------------------------------------------------------------------------
Westfield             [* * *]       MA      126    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
White Plains          [* * *]       NY      132    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------
White Plains          [* * *]       NY      132    [* * *]                                                     [* * *]
-------------------------------------------------------------------------------------------------------------------------
Youngstown            [* * *]       OH      322    [* * *]                                         [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------


                                      16
                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

                                                                       Exhibit C
                                                                     Page 1 of 5

         CARRIERCONNECT-SM- DEDICATED INTERNET ACCESS SERVICES SCHEDULE

                          GLOBAL CROSSING'S IP NETWORK

DEDICATED INTERNET ACCESS SERVICES permit direct access to the Internet via Global Crossing's nationwide IP network via DS-1, DS-3, or OC-3 dedicated circuits at speeds ranging from 1.544 mbps to 155 mbps. Connectivity is via the dedicated circuit between Jato's router to the Global Crossing router located nearest a Global Crossing SONET-POP. Some Global Crossing Internet services, including webhosting and e-mail services may be procured through a Global Crossing Affiliate, which Affiliate may alter its list of offerings and their nature from time to time.

1.       RATES AND CHARGES.

Pricing for CarrierConnect-SM- Dedicated Internet Access Services is based upon :

         (i)      the length of the circuit term commitment; and

         (ii) Jato maintaining, on a monthly basis, [* * *]. If [* * *] Global Crossing's network, then [* * *].

                         MONTHLY RECURRING CHARGE (MRC)
--------------------------------------------------------------------------
                            [* * *] YEAR    [* * *] YEAR    [* * *] YEAR
CIRCUIT CAPACITY                TERM            TERM            TERM
                                MRC             MRC             MRC
--------------------------------------------------------------------------
[* * *]                       [* * *]         [* * *]         [* * *]
--------------------------------------------------------------------------

NOTES:

      (1) [* * *] access bandwidth start at a minimum of [* * *]
      (2) [* * *] access bandwidth start at a minimum of [* * *]

                           NON-RECURRING CHARGES (NRC)

--------------------------------------------------------------------------------------------------------
                          [* * *] YEAR    [* * *] YEAR    [* * *] YEAR     EXPEDITE      CHANGE CHARGE
CIRCUIT CAPACITY              TERM            TERM          TERM NRC        CHARGE
                              NRC              NRC
--------------------------------------------------------------------------------------------------------
        [* * *]             [* * *]          [* * *]        [* * *]         [* * *]         [* * *]
--------------------------------------------------------------------------------------------------------

NOTE: A one time fee of [* * *] will be assessed for any de-installation of any CarrierConnect-SM- Dedicated Internet Access circuit.

Upon signature of a CarrierConnect-SM- Service Request (CCSR) by Jato, the Parties agree that the CCSR constitutes a firm circuit order and should Jato cancel such ordered circuit(s) prior to the Service Date Jato will pay the applicable cancellation charge below.

---------------------------------------
     CIRCUIT CANCELLATION CHARGES
---------------------------------------
       [* * *]            [* * *]
---------------------------------------
       [* * *]            [* * *]
---------------------------------------



                                      17
                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

                                                                       Exhibit C
                                                                     Page 2 of 5

2.       Global Crossing Acceptable Use and Security Policies

         2.1 Jato and its customers shall comply with Global Crossing's Acceptable Use and Security Policies (collectively, the "Policy"), which Policy Global Crossing may modify at any time. The current, complete Policy is available for review at http://www.globalcenter.net/aup/ (Global Crossing may change the Policy and website address via electronic notice). Without limiting the Policy, generally, neither Jato nor its customers may use Global Crossing's network, machines, or services in any manner which:

                  (i) violates any applicable law, regulation, treaty, or tariff;

                  (ii) violates the acceptable use policies of any networks, machines; or services which are accessed through Global Crossing's network;

                  (iii) infringes on the intellectual property rights of others.

                  Prohibited activity includes, but is not limited to, unauthorized use (or attempted unauthorized use) of any machines or networks; denial of service attacks; falsifying header information or user identification or information; monitoring or scanning the networks of others without permission; sending unsolicited bulk e-mail; maintaining an open mail relay; collecting e-mail addresses from the Internet for the purpose of sending unsolicited bulk e-mail or to provide collected addresses to others for that purpose; and transmitting or receiving copyright-infringing or obscene material.

         2.2 Jato and its customers are responsible for the security of their own networks and machines. Global Crossing assumes no responsibility or liability for failures or breach of Jato-imposed protective measures, whether implied or actual. Abuse that occurs as a result of Jato's systems or account being compromised may result in suspension of the Dedicated Internet Access Services or account access by Global Crossing. If a security related problem is escalated to Global Crossing for resolution, Global Crossing will resolve the problem in accordance with its then-current Policy. Without limiting the Policy, generally, the following activities are prohibited:

                  (i)      fraudulent activities of any kind;

                  (ii)     network disruptions of any kind;

                  (iii)    unauthorized access, exploitation, or monitoring.

         2.3 Jato shall be responsible for enforcing the Policy for any third parties (including its customers) accessing the Internet through Jato's use of the Network Services; and shall defend and indemnify Global Crossing with respect to claims related to such third party access.

         2.4 Global Crossing reserves the right to suspend the Dedicated Internet Access Services for Jato's or its customers' failure to comply with the requirements of Global Crossing's then-current Policy. Further, Global Crossing may terminate the Dedicated Internet Access Services for recurring violations of the Policy by Jato or its customers.



                                      18
                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

                                                                       Exhibit C
                                                                     Page 3 of 5

                 CARRIERCONNECT-SM- DEDICATED INTERNET ACCESS

                                 IP POP LIST

-----------------------------------------------------------
                                            GENERAL
   LATA       POP         CITY           AVAILABILITY
-----------------------------------------------------------
 [* * *]    [SFO]     San Francisco         [* * *]
-----------------------------------------------------------
 [* * *]    [LAX]      Los Angeles          [* * *]
-----------------------------------------------------------
 [* * *]    [CLE]       Cleveland           [* * *]
-----------------------------------------------------------
 [* * *]    [NYC]     New York City         [* * *]
-----------------------------------------------------------
 [* * *]    [WDC]     Washington, DC        [* * *]
-----------------------------------------------------------
 [* * *]    [KCY]      Kansas City          [* * *]
-----------------------------------------------------------
 [* * *]    [SEA]        Seattle            [* * *]
-----------------------------------------------------------
 [* * *]    [ROC]       Rochester           [* * *]
-----------------------------------------------------------
 [* * *]    [DEN]         Denver            [* * *]
-----------------------------------------------------------
 [* * *]    [CHI]        Chicago            [* * *]
-----------------------------------------------------------
 [* * *]    [DAL]         Dallas            [* * *]
-----------------------------------------------------------
 [* * *]    [BOS]         Boston            [* * *]
-----------------------------------------------------------
 [* * *]    [PHI]      Philadelphia         [* * *]
-----------------------------------------------------------
 [* * *]    [ATL]        Atlanta            [* * *]
-----------------------------------------------------------
 [* * *]    [DET]        Detroit            [* * *]
-----------------------------------------------------------
 [* * *]    [HOU]        Houston            [* * *]
-----------------------------------------------------------
 [* * *]    [PHX]        Phoenix            [* * *]
-----------------------------------------------------------
 [* * *]    [AUS]         Austin            [* * *]
-----------------------------------------------------------
 [* * *]    [RAL]        Raleigh            [* * *]
-----------------------------------------------------------
 [* * *]    [SDG]       San Diego           [* * *]
-----------------------------------------------------------
 [* * *]    [TMP]         Tampa             [* * *]
-----------------------------------------------------------
 [* * *]    [MIA]         Miami             [* * *]
-----------------------------------------------------------
 [* * *]    [ORL]        Orlando            [* * *]
-----------------------------------------------------------
 [* * *]    [MIN]      Minneapolis          [* * *]
-----------------------------------------------------------



                                      19
                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

                                                                       Exhibit C
                                                                    Page  4 of 5

                                 SONET-POP LIST

---------------------------------------------------------------   ------------------------------------------------------------
                                          SWITCH       WHIP                                               SWITCH      WHIP
  LATA       ST            CITY           NPA-NXX      HUB          LATA     ST           CITY           NPA-NXX       HUB
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     OH           Akron           [* * *]    [* * *]      [* * *]    NC        Greensboro        [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     NY           Albany          [* * *]    [* * *]      [* * *]    SC        Greenville        [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     NM        Albuquerque        [* * *]    [* * *]      [* * *]    PA        Harrisburg        [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     PA          Altoona          [* * *]    [* * *]      [* * *]    MT          Helena          [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     CA          Anaheim          [* * *]    [* * *]      [* * *]    TX         Houston          [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     GA          Atlanta          [* * *]    [* * *]      [* * *]    IN       Indianapolis       [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     TX           Austin          [* * *]    [* * *]      [* * *]    MS         Jackson          [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     MD         Baltimore         [* * *]    [* * *]      [* * *]    FL       Jacksonville       [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     LA        Baton Rouge        [* * *]    [* * *]      [* * *]    MO       Kansas City        [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     MI        Battle Creek       [* * *]    [* * *]      [* * *]    NV        Las Vegas         [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     MT          Billings         [* * *]    [* * *]      [* * *]    NE         Lincoln          [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     AL         Birmingham        [* * *]    [* * *]      [* * *]    CA       Los Angeles        [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     ID           Boise           [* * *]    [* * *]      [* * *]    KY        Louisville        [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     MA           Boston          [* * *]    [* * *]      [* * *]    GA          Macon           [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     KY          Bowling          [* * *]    [* * *]      [* * *]    FL          Miami           [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     NY          Buffalo          [* * *]    [* * *]      [* * *]    WI        Milwaukee         [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     WY           Casper          [* * *]    [* * *]      [* * *]    MN       Minneapolis        [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     NC         Charlotte         [* * *]    [* * *]      [* * *]    AL          Mobile          [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     TN        Chattanooga        [* * *]    [* * *]      [* * *]    TN        Nashville         [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     IL          Chicago          [* * *]    [* * *]      [* * *]    LA       New Orleans        [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     OH         Cincinnati        [* * *]    [* * *]      [* * *]    NY      New York City       [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     OH         Cleveland         [* * *]    [* * *]      [* * *]    NJ          Newark          [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     CO          Colorado         [* * *]    [* * *]      [* * *]    CA         Oakland          [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     OH          Columbus         [* * *]    [* * *]      [* * *]    OK         Oklahoma         [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     TX           Dallas          [* * *]    [* * *]      [* * *]    NE          Omaha           [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     OH           Dayton          [* * *]    [* * *]      [* * *]    FL         Orlando          [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     FL          Daytona          [* * *]    [* * *]      [* * *]    FL        Pensacola         [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     CO           Denver          [* * *]    [* * *]      [* * *]    PA       Philadelphia       [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     IA         Des Moines        [* * *]    [* * *]      [* * *]    AZ         Phoenix          [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     MI          Detroit          [* * *]    [* * *]      [* * *]    PA        Pittsburgh        [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     WI         Eau Claire        [* * *]    [* * *]      [* * *]    OR         Portland         [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     TX          El Paso          [* * *]    [* * *]      [* * *]    NY       Poughkeepsie       [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     PA            Erie           [* * *]    [* * *]      [* * *]    RI        Providence        [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     OR           Eugene          [* * *]    [* * *]      [* * *]    NC         Raleigh          [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     TX         Fort Worth        [* * *]    [* * *]      [* * *]    CA         Redding          [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     FL       Ft. Lauderdale      [* * *]    [* * *]      [* * *]    NV           Reno           [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     FL         Ft. Myers         [* * *]    [* * *]      [* * *]    VA         Richmond         [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------
 [* * *]     WI         Green Bay         [* * *]    [* * *]      [* * *]    NY        Rochester         [* * *]     [* * *]
---------------------------------------------------------------   ------------------------------------------------------------



                                      20
                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

                                                                       Exhibit C
                                                                    Page  5 of 5

                                 SONET-POP LIST

---------------------------------------------------------------
                                          SWITCH       WHIP
  LATA       ST            CITY           NPA-NXX      HUB
---------------------------------------------------------------
 [* * *]     NC        Rocky Mount        [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     CA         Sacramento        [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     CA          Salinas          [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     UT         Salt Lake         [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     TX        San Antonio        [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     CA         San Diego         [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     CA       San Francisco       [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     CA          San Jose         [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     CA    San LuisObispo         [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     WA          Seattle          [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     IN         South Bend        [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     MI         Southfield        [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     WA          Spokane          [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     MA        Springfield        [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     MO         St. Louis         [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     CT          Stamford         [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     NY          Syracuse         [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     FL        Tallahassee        [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     FL           Tampa           [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     OH           Toledo          [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     KS           Topeka          [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     AZ           Tucson          [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     OK           Tulsa           [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     DC         Washington        [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     FL         West Palm         [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     NY        White Plains       [* * *]    [* * *]
---------------------------------------------------------------
 [* * *]     OH         Youngstown        [* * *]    [* * *]
---------------------------------------------------------------

Global Crossing agrees to provide connectivity from Global Crossing's SONET POPs to Global Crossing's WHIP POP's at Global Crossing's expense for the following routes and locations previously engineered and quoted:

                         [* * *]
                         [* * *]
                         [* * *]
                         [* * *]
                         [* * *]
                         [* * *]
                         [* * *]
                         [* * *]
                         [* * *]
                         [* * *]



                                      21
                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

                                                                       Exhibit D
                                                                     Page 1 of 3

1.   CarrierConnect-SM- IP Plus

     Global Crossing or a Global Crossing Affiliate will provide Jato with Internet access according to the following price schedule:

                         CARRIERCONNECT IP PLUS PRICING

              -----------------------------------------------------------------------------------------------------------------
                      INSTALLATION CHARGES              MONTHLY RECURRING CHARGES                     PRICE/MB
              -----------------------------------------------------------------------------------------------------------------
               [* * *]      [* * *]      [* * *]    [* * *]      [* * *]      [* * *]      [* * *]      [* * *]     [* * *]
                YEAR         YEAR         YEAR       YEAR         YEAR         YEAR         YEAR         YEAR        YEAR
-------------------------------------------------------------------------------------------------------------------------------
  FLLU DS-1    [* * *]      [* * *]      [* * *]    [* * *]      [* * *]      [* * *]      [* * *]      [* * *]     [* * *]
-------------------------------------------------------------------------------------------------------------------------------
    MBPS                                   [* * *] ACCESS REQUIRES A MINIMUM OF [* * *].
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------
   [* * *]     [* * *]      [* * *]        $ -      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]      [* * *]
-------------------------------------------------------------------------------------------------------------------------------


2. IP Plus Service includes Global Crossing's CarrierConnect-SM- Internet access service, plus enhanced IP Transit Services. IP Plus is designed to satisfy the "Routerless" requirements in Jato's off-net cities and includes provisioning Jato's end users' enhanced IP services, mail, news, and other applications.

3. For the term of this Agreement, Jato appoints Global Crossing as its "Strategic Preferred Supplier" with respect to transport above layer 2 transport, and of IP Transit and IP Plus Services and future services and applications related thereto as made available and offered by Global Crossing (hereafter referred to as "Transit Services and Applications"). Transit Services and Applications do not include [* * *]. "Strategic Preferred Supplier" means that Global Crossing shall receive a right to bid on all Transit Services and Applications required by Jato, provided that such bid must be made in writing. Global Crossing will be the "Strategic Preferred Supplier" of such Transit Services and Applications; provided however, acceptance of any bid by Jato shall be contingent upon a



                                      22
                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2
determination by Jato, including but not to be limited by pricing, service level commitments, availability, functionality and marketability, that Global Crossing products and services are equal to or better than other similar product and service offerings made available to Jato by third parties. Global Crossing shall periodically advise Jato of new Transit Services and Applications introduced or scheduled for introduction. Global Crossing shall have ten (10) business days after receipt by Global Crossing of a solicitation for bid notice from Jato to provide to Jato a qualified bid, to be considered with bids from other qualified parties. Jato shall not enter into a commitment for Transit Services or Applications without notice to Global Crossing of a bid opportunity. Such Strategic Preferred Supplier status shall not apply where [* * *] of the scheduled introduction of such new Transit Services and Applications; [* * *].



                                      23
                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

                                                                       Exhibit D
                                                                     Page 2 of 3

2.       Mail Services

         Global Crossing or a Global Crossing Affiliate will provide e-mail accounts (storage space, account assignment) to JATO (or to the end-user clients of JATO). Global Crossing or a Global Crossing Affiliate will provide an initial [* * *] of storage space per user account. Global Crossing or a Global Crossing Affiliate will offer storage upgrades and end-user provisioning of individual e-mail accounts on a [* * *] e-mail server.

---------------------------------------------------------------------------------------------------
                                    SUMMARY OF E-MAIL CHARGES
---------------------------------------------------------------------------------------------------
E-MAIL SERVICE                                                       NON-RECURRING CHARGES
---------------------------------------------------------------------------------------------------
New Account Set-up, 1 Year Term                                                 [* * *]
---------------------------------------------------------------------------------------------------
New Account Set-up, 2 Year Term                                                 [* * *]
---------------------------------------------------------------------------------------------------
New Account Set-up, 3 Year Term                                                 [* * *]
---------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------
          BASIC [* * *] MAIL SERVICE,
           ACCESS VIA POP OR WEB MAIL                MONTHLY RECURRING CHARGES
-----------------------------------------------------------------------------------
                    1 - 9,999                                 [* * *]
-----------------------------------------------------------------------------------
                 10,000 - 49,999                              [* * *]
-----------------------------------------------------------------------------------
                 50,000 - 99,999                              [* * *]
-----------------------------------------------------------------------------------
                100,000 - 499,999                             [* * *]
-----------------------------------------------------------------------------------
                    500,000+                                  [* * *]
-----------------------------------------------------------------------------------




-----------------------------------------------------------------------------------
              ADDITIONAL CAPACITY                    MONTHLY RECURRING CHARGES
-----------------------------------------------------------------------------------
                    1 - 9,999                                 [* * *]
-----------------------------------------------------------------------------------
                 10,000 - 49,999                              [* * *]
-----------------------------------------------------------------------------------
                 50,000 - 99,999                              [* * *]
-----------------------------------------------------------------------------------
                100,000 - 499,999                             [* * *]
-----------------------------------------------------------------------------------
                    500,000+                                  [* * *]
-----------------------------------------------------------------------------------


3.       IP Addressing and PVC Provisioning

         After successful completion by JATO and acceptance by Global Crossing of the IP Justification Form (GBLX form cs311), Global Crossing or a Global Crossing Affiliate will obtain for JATO the IP Addresses necessary for JATO's applications. In addition, Global Crossing or a Global Crossing affiliate [* * *] into the Global Crossing Internet Platform.

                              SUMMARY OF IP CHARGES

---------------------------------------------------------------------------------------------------
   #IP ADDRESSES        NON-RECURRING CHARGE        #IP ADDRESSES        NON-RECURRING CHARGE
---------------------------------------------------------------------------------------------------
         1                     [* * *]                    16                    [* * *]
---------------------------------------------------------------------------------------------------
         2                     [* * *]                    32                    [* * *]
---------------------------------------------------------------------------------------------------
         3                     [* * *]                    64                    [* * *]
---------------------------------------------------------------------------------------------------
         4                     [* * *]                    128                   [* * *]
---------------------------------------------------------------------------------------------------
         8                     [* * *]                    256                   [* * *]
---------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                  SUMMARY OF PVC CHARGES
--------------------------------------------------------------------------------------------------
[* * *] (Non-Recurring Charge)                                      [* * *]
                                                                    [* * *]
--------------------------------------------------------------------------------------------------




                                      24
                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

                                                                       Exhibit D
                                                                     Page 3 of 3

4.       News Services

         Global Crossing or a Global Crossing Affiliate will provide for JATO News Access, offering individual access to newsgroups, where such access can be made commercially available. (End-user clients subscribe to Usenet groups using Netscape, Microsoft or other compatible newsreaders.) Global Crossing will provide JATO the news server address and other information necessary for this access. JATO will provide to Global Crossing lists of IPs to allow access (subscribers).

---------------------------------------------------------------------------------
                         SUMMARY OF NEWS ACCESS CHARGES
---------------------------------------------------------------------------------
         News Access (Monthly Recurring Charge)                  [* * *]
---------------------------------------------------------------------------------


5.      DNS (Domain Name Service)

        Global Crossing or a Global Crossing Affiliate will obtain a list of requested domain names from JATO. When the names are available (that is, not already registered to another account) according to domain name registry databases (maintained by InterNIC), Global Crossing will obtain on behalf of JATO the requested domain name where such name is available and insure that DNS tables are updated to include the domain name. (Note: InterNIC will bill JATO directly for the domain name service. Currently, InterNIC charges $70 for the initial 2 years and $35 for each additional year.)

-------------------------------------------------------------------------------
                            SUMMARY OF DNS CHARGES
-------------------------------------------------------------------------------
Register New Domain                              [* * *]
-------------------------------------------------------------------------------
Transfer Existing Domain                         [* * *]
-------------------------------------------------------------------------------
Provision Domains on Mail platform               [* * *]
-------------------------------------------------------------------------------





                                      25
                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

                                                                      Schedule I
                                                                     Page 1 of 2

              JATO REVENUE SCHEDULE - QUARTERLY COMMITMENT OUTLINE

-----------------------------------------------------------------------------------------------------------------
    RAMP                            MINIMUM                           QUARTERLY          YEAR          YEAR TOTAL
    MONTH          MONTH/YEAR       CHARGE        QUARTER/YEAR         TOTAL            TOTAL           AMOUNT
-----------------------------------------------------------------------------------------------------------------
      1              Feb-00         [* * *]
      2              Mar-00         [* * *]
      3              Apr-00         [* * *]
      4              May-00         [* * *]
      5              Jun-00         [* * *]
      6              Jul-00         [* * *]
      7              Aug-00         [* * *]
      8              Sep-00         [* * *]      [* * *]              [* * *]
      9              Oct-00         [* * *]
     10              Nov-00         [* * *]
     11              Dec-00         [* * *]      [* * *]              [* * *]      [* * *]              [* * *]
----------------------------------------------------------------------------------------------------------------
     12              Jan-01         [* * *]
     13              Feb-01         [* * *]
     14              Mar-01         [* * *]      [* * *]              [* * *]
     15              Apr-01         [* * *]
     16              May-01         [* * *]
     17              Jun-01         [* * *]      [* * *]              [* * *]
     18              Jul-01         [* * *]
     19              Aug-01         [* * *]
     20              Sep-01         [* * *]      [* * *]              [* * *]
     21              Oct-01         [* * *]
     22              Nov-01         [* * *]
     23              Dec-01         [* * *]      [* * *]              [* * *]      [* * *]              [* * *]
----------------------------------------------------------------------------------------------------------------
     24              Jan-02         [* * *]
     25              Feb-02         [* * *]
     26              Mar-02         [* * *]      [* * *]              [* * *]
     27              Apr-02         [* * *]
     28              May-02         [* * *]
     29              Jun-02         [* * *]      [* * *]              [* * *]
     30              Jul-02         [* * *]
     31              Aug-02         [* * *]
     32              Sep-02         [* * *]      [* * *]              [* * *]
     33              Oct-02         [* * *]
     34              Nov-02         [* * *]
     35              Dec-02         [* * *]      [* * *]              [* * *]      [* * *]              [* * *]
----------------------------------------------------------------------------------------------------------------
     36              Jan-03         [* * *]
     37              Feb-03         [* * *]
     38              Mar-03         [* * *]      [* * *]              [* * *]
     39              Apr-03         [* * *]
     40              May-03         [* * *]
     41              Jun-03         [* * *]      [* * *]              [* * *]
     42              Jul-03         [* * *]
     43              Aug-03         [* * *]
     44              Sep-03         [* * *]      [* * *]              [* * *]
     45              Oct-03         [* * *]
     46              Nov-03         [* * *]
----------------------------------------------------------------------------------------------------------------
     47              Dec-03         [* * *]      [* * *]              [* * *]      [* * *]              [* * *]
----------------------------------------------------------------------------------------------------------------





                                      26
                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2




                                                                      Schedule I
                                                                     Page 2 of 2

                              JATO REVENUE SCHEDULE

-----------------------------------------------------------------------------------------------------------------
    RAMP                            MINIMUM                           QUARTERLY          YEAR          YEAR TOTAL
    MONTH          MONTH/YEAR       CHARGE        QUARTER/YEAR         TOTAL            TOTAL           AMOUNT
-----------------------------------------------------------------------------------------------------------------
     48              Jan-04         [* * *]
     49              Feb-04         [* * *]

     50              Mar-04         [* * *]      [* * *]              [* * *]
     51              Apr-04         [* * *]
     52              May-04         [* * *]

     53              Jun-04         [* * *]      [* * *]              [* * *]
     54              Jul-04         [* * *]
     55              Aug-04         [* * *]

     56              Sep-04         [* * *]      [* * *]              [* * *]
     57              Oct-04         [* * *]
     58              Nov-04         [* * *]

     59              Dec-04         [* * *]      [* * *]              [* * *]      [* * *]              [* * *]
----------------------------------------------------------------------------------------------------------------
     60              Jan-05         [* * *]
     61              Feb-05         [* * *]

     62              Mar-05         [* * *]      [* * *]              [* * *]
     63              Apr-05         [* * *]
     64              May-05         [* * *]

     65              Jun-05         [* * *]      [* * *]              [* * *]
     66              Jul-05         [* * *]
     67              Aug-05         [* * *]

     68              Sep-05         [* * *]      [* * *]              [* * *]
     69              Oct-05         [* * *]
     70              Nov-05         [* * *]

     71              Dec-05         [* * *]      [* * *]              [* * *]      [* * *]              [* * *]
----------------------------------------------------------------------------------------------------------------
     72              Jan-06         [* * *]                           [* * *]      [* * *]              [* * *]
----------------------------------------------------------------------------------------------------------------
                                $30,000,000    CONTRACT TOTAL     $30,000,000    CONTRACT TOTAL     $30,000,000
                            ------------------------------------------------------------------------------------





                                      27
                                           *** Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                          Under 17 C.F.R. Sections 200.80(b)(4),
                                                            200.83 and 240.24b-2

                                                                    Attachment A

               [LOGO]                                             SHARON POSADNI
                                                 Manager National Contract Admin
                                                             Phone: 716-777-4799
                                                               Fax: 716-454-5825

           FRONTIER COMMUNICATIONS OF THE WEST, INC. ("FRONTIER")
                         A GLOBAL CROSSING LTD. COMPANY

                     ----------------------------------
                              SERVICE REQUEST
                     ----------------------------------

To:              Jato Communications Corporation
Attn:            Jerry Dinsmore, President and CEO
Date:            February 2, 2000
Subject:         CarrierConnect-SM- Dedicated Internet Access Service Request
Facsimile #:     303-226-8380

PLEASE SIGN, DATE AND RETURN VIA FACSIMILE TO MY ATTENTION    SERVICE REQUEST #1

================================================================================

By signature below, Jato acknowledges acceptance of this Service Request for CarrierConnect-SM- Dedicated Internet Access Service under the ISP Capacity Agreement between Global Crossing Bandwidth, Inc. (f/k/a Frontier Communications of the West, Inc. ) ("Global Crossing") and Jato Communications Corporation ("Jato" or "Purchaser"), dated simultaneously with this Service Request (the "Agreement"). All terms and conditions under the Agreement are applicable unless otherwise stated below and are incorporated herein.

1. Global Crossing will order and install the following circuit(s) for Jato. Jato shall be charged the applicable MRC (as defined below) and any other applicable charges as described under the Agreement.

                            CUSTOMER SPECIFIC PRICING

-----------------------------------------------------------------------------------------------------
                                                           MRC PER
   QUANTITY                CIRCUIT CAPACITY                  MBPS           TOTAL MRC       TERM
-----------------------------------------------------------------------------------------------------
      1         [* * *]                                     [* * *]          [* * *]       [* * *]
-----------------------------------------------------------------------------------------------------
      1         [* * *]                                     [* * *]          [* * *]       [* * *]
-----------------------------------------------------------------------------------------------------
      1         [* * *]                                     [* * *]          [* * *]       [* * *]
-----------------------------------------------------------------------------------------------------
      1         [* * *]                                     [* * *]          [* * *]       [* * *]
-----------------------------------------------------------------------------------------------------
      1         [* * *]                                     [* * *]          [* * *]       [* * *]
-----------------------------------------------------------------------------------------------------

2. Upon signature by Jato below, the Parties agree that this Service Request constitutes a firm circuit order and should Jato cancel the above ordered circuit(s) prior to the Service Date as described under the Agreement, Jato will pay the applicable cancellation charge below:

------------------------------------------------------------
       CARRIERCONNECT-SM- CIRCUIT CANCELLATION CHARGES
------------------------------------------------------------
         [* * *]                       [* * *]
------------------------------------------------------------
         [* * *]                       [* * *]
------------------------------------------------------------

3. The Parties agree that a signed facsimile hereof shall be binding.

         JATO COMMUNICATIONS CORPORATION

         By:  _________________________________
                  Jerry Dinsmore
                  President and CEO

         Date: _______________________________